EXHIBIT 99.1
Delaware
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NATIONAL DATACOMP UTER , INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 2008, AT 11:30 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
NATIONAL DATACOMPUTER, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is National Datacomputer, Inc.

2.  The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17, 1986. Thereafter the Certificate of Incorporation was amended by the filing of the following documents with the Secretary of State of the State of Delaware on the dates noted: an Agreement of Merger on February 18, 1987; a Certificate of Amendment on April 15, 1987; a Certificate of Designation on August 25, 1994; a Certificate of Amendment on October 17, 1994; a Certificate of Designation on April 25, 1996; a Certificate of Designation on June 27, 1996; two Certificates of Amendment on December 18, 1996; two Certificates of Designation on March 3, 1997; a Certificate of Designation on February 18, 1998; a Certificate of Designation on March 29, 1999; a Certificate of Amendment on May 22, 2000; and a Certificate of Amendment on March 2, 2007.

3.  The Certificate of Incorporation, as amended to date, is hereby further amended to, among other things, be amended to effect a reverse stock split of the authorized, issued and outstanding shares of the Corporation's common stock) and to changed the Corporation's authorized shares, said amendments shall be effected by striking out Article Fourth of the Certificate of Incorporation, as amended, in its entirety and by substituting in lieu thereof the following new Article Fourth:

"FOURTH:

Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation, as amended, to effect a plan of recapitalization of the Corporation's common stock, par value $.001 per share (the "Common Stock") by effecting a 1-for-15 reverse stock split with respect to the issued and outstanding shares of the Common Stock (the "Reverse Stock Split"), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders every fifteen (15) shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the "Effective Time") shall be changed and reclassified into one (1) share of Common Stock, $.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the fair value of one share of Common Stock multiplied by such fraction. The par value of the Common Stock shall remain $0.001 per share. All certificates representing shares of Common Stock outstanding immediately prior to the filing of this Amendment shall immediately after the filing of this Amendment represent the number of shares of Common Stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the Corporation, and upon such surrender the Corporation will issue a certificate for the number of shares of Common Stock to which the holder is entitled under the provisions of this Amendment"

a)  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Six Million Three Thousand, Three Hundred and Thirty-Three (6,003,333), consisting of:

i)  6,000,000 shares of Common stock, One-Tenth of One Cent ($0.001) Par Value per share (the "Common stock") and

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1
ii)  3,333 shares of Preferred Stock, One-Tenth of One Cent ($0.001) Par Value per share (the "Preferred Stock")

b)  Common Stock.

1.  General. The voting, dividend and liquidation and other rights of the holders of the common stock are expressly made subject to and qualified by the rights of the holders of any series of Preferred Stock.

2. Voting Rights. The holders of record of the common stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders.

3.  Dividends. Dividends may be declared and paid on the common stock from funds lawfully available therefore if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

4.  Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of record of the common stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.

5. Reclassification. Upon the effectiveness of this Certificate of Amendment, every fifteen shares of common stock outstanding or held by the Corporation in its treasury shall be changed and reclassified into one share of common stock, $0.001 par value per share, which shares shall be fully paid and nonassessable shares of common stock of the Corporation.

c)  Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize an increase or decrease in the number of shares of any such series except as set forth in the Preferred Stock Designation for such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized undesignated Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock or of any series thereof, voting as a separate class, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

4. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on the day of May, 2008.

NATIONAL DATACOMPUTER, INC.

/s/ William B. Berens
William B. Berens
President and Chief Executive Officer